Exhibit 10.2


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   RICHLUND & Associates, Inc.   2050 Bluestone Drive          Lease Number
                                 ST CHARLES MISSOURI 63303     10974983
                                 TELEPHONE (314) 947-4800
                                 FAX (314) 949-5086
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 FULL LEGAL NAME AND ADDRESS OF LESSEE

      Winterstone Management, Inc. and
      I-Con Industries, Inc. as Co-Lessees
      1101 Pamela Drive
      Euless, TX 76040

 JOINTLY AND SEVERALLY RESPONSIBLE

 SUPPLIER OF EQUIPMENT (COMPLETE ADDRESS)

      Excellon Automation Co.
      2121 West University Ste 116
      Tempe, AZ 85281

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 EQUIPMENT LEASED

      1 Upgrade Mark V Bearing Spindle Drill S/N 128

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TERMS


 AMOUNT OF EACH PAYMENT
   (PLUS SALES TAX, IF APPLICABLE)            $  727.32

 MONTHLY                               [ X ]

 TERM OF LEASE  (# OF MTHS)                          60

 # OF PAYMENTS                                       60

 SECURITY DEPOSIT                      [   ]  $________

 ADVANCE PAYMENT                       [ X ]  $1,454.64

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

                        TERMS AND CONDITIONS OF LEASE

   1. LEASE, Lessee hereby leases from Lessor, and Lessor leases to Lessee, the personal property described above, together with any replacement parts, additions, repairs or accessories now or hereafter incorporated in or affixed to it (hereinafter referred to as the "Equipment")
   2. ACCEPTANCE OF EQUIPMENT, Lessee agrees to inspect the Equipment and to execute an Acknowledgment and Acceptance of Equipment by Lessee notice, as provided by Lessor. Such notice should be executed by Lessee after the Equipment has been delivered and Lessee is satisfied with the Equipment. Such acceptance will authorize Lessor to start the lease and pay Supplier(s). Lessee hereby authorizes Lessor to insert in the Lease serial numbers or other identifying data with respect to the Equipment.
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   3. DISCLAIMER OF  WARRANTIES AND CLAIMS:   LIMITATION OF REMEDIES,  THERE
      ARE NO WARRANTIES BY OR ON BEHALF OF LESSOR. Lessee acknowledges and agrees by his signature below as follows. (a) LESSOR MAKES NO WARRANTIES EITHER EXPRESS OR IMPLIED AS TO THE CONDITIONS OF THE
      EQUIPMENT, ITS MERCHANTABILITY, ITS FITNESS OR SUITABILITY FOR ANY PARTICULAR PURPOSE. ITS DESIGN ITS CAPACITY, ITS QUALITY, OR WITH RESPECT TO ANY CHARACTERISTICS OF THE EQUIPMENT: (b) Lessee has fully inspected the Equipment which it has requested Lessor to acquire and lease to Lessee, and the Equipment is in good condition and to Lessee's complete satisfaction: (c) Lessee leases the Equipment "as is" and with all faults: (d) Lessee specifically acknowledges that the Equipment is leased to Lessee solely for commercial or business purpose and not for personal, family, household, or agricultural purposes: (e) If the Equipment is not properly installed, does not operate as represented or warranted by the supplier or manufacturer, or is unsatisfactory for any reason, regardless of cause or consequences. Lessee's only remedy, if any, shall be against the supplier or manufacturer of the Equipment: (g) LESSEE SHALL HAVE NO REMEDY FOR CONSEQUENTAIL OR INCIDENTAL DAMAGES AGAINST LESSOR, and
      (h) NO DEFECT, DAMAGE, OR UNFITNESS OF THE EQUIPMENT FOR ANY PURPOSE SHALL RELIEVE LESSEE OF THE OBLIGATION TO PAY RENT OR RELIVE LESSEE OF ANY OBLIGATION UNDER THIS LEASE.

      The parties  have specifically negotiated and  agreed to the  foregoing
      paragraph.      Initials    /s/

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
   4. STATUTORY FINANCE LEASE. Lessee aggress and acknowledges that it is the intent of both parties to this Lessee that it qualify as a statutory finance lease under Article 2A of the Uniform Commercial code. Lessee acknowledges and agrees that Lessee had selected both:
      (1)  the  Equipment; and  (2)  the  supplier from  whom  Lessor  is  to purchase the Equipment. Lessee acknowledges that Lessor has not participated in any way in Lessee's selection of the Equipment or of the supplier, and Lessor has not selected, manufactured, or supplied the Equipment.

           LESSEE IS ADVISED THAT IT MAY HAVE RIGHTS UNDER THE CONTRACT EVIDENCING THE LESSOR'S PURCHASE OF THE EQUIPMENT FROM THE SUPPLIER CHOSEN BY LESSEE AND THAT LESSEE SHOULD CONTACT THE SUPPLIER OF THE EQUIPMENT FOR A DESCRIPTION OF ANY SUCH RIGHTS.

   5. ASSIGNMENT BY LESSEE PROHIBITED, WITHOUT LESSOR'S PRIOR WRITTEN CONSENT. LESSEE SHALL NOT ASSIGN THIS LEASE OR SUBLEASE THE EQUIPMENT OR ANY INTEREST THEREIN, OR PLEDGE OR TRANSFER THIS LEASE, OR OTHERWISE DISPOSE OF THE EQUIPMENT COVERED HEREBY.
   6. RENTAL PAYMENTS.   Lessee agrees  to pay the  total rent  equal to  the
      "Amount of Each Payment" multiplied by the number of payments specified in "No. of Payments." Payments will be made in advance and periodically as specified in "Terms" above. Payments shall be made by Lessee to Lessor as set forth above via ACH from Lessees bank or as otherwise allowed by Lessor. This document shall act as ACH authorization to Lessees bank. In the event Lessor allows a different method of payment by Lessee, Lessee shall incur a billing charge equal to $5 per month which shall be added to the monthly invoice. Lessee shall not abate, set off, deduct any amount, or reduce any payment for any reason. In the event this lease does not commence for any reason, Lessee agrees that Lessor is entitled to keep all Advance Payments as liquidated damages. The first payment shall be due on the date of acceptance of the Equipment by Lessee, and subsequent payments shall be due on the due date selected by Lessor of each succeeding month throughout the term of the Lease.

   THIS LEASE IS NOT CANCELABLE OR TERMINABLE BY LESSEE. LESSEE UNDERSTANDS AND ACKNOWLEDGES THAT NO BROKER OR SUPPLIER, IS AUTHORIZED TO WAIVE OR ALTER ANY TERM OR CONDITION OF THIS LEASE, AND NO
   REPRESENTATION AS TO THE EQUIPMENT OR ANY OTHER MATTER BY THE BROKER OR SUPPLIER, NOR ANY SALESMAN, BROKER, OR AGENT OF ANY BROKER OR SUPPLIER, SHALL IN ANY WAY AFFECT LESSEE.

   7. CHOICE OF LAW/PROPER AUTHORITY. This lease shall not be effective until signed by Lessor at its principal office listed above. This Lease shall be considered to have been made in the state of Missouri and shall be interpreted in accordance with the laws and regulations of the state of Missouri. Lessee agrees to jurisdiction in the state of Missouri in any action, suit or proceeding regarding this Lease, and concedes that it and each of them, transacted business in the state of Missouri by entering into this Lease. In the event of any legal action with regard to this lease or equipment covered hereby, Lessee agrees that venue may be laid in the County of St. Charles, Missouri.

   LESSEE ACKNOWLEDGES UNDER PENALTY OF LAW THAT THE INDIVIDUAL SIGNING ON BEHALF OF LESSEE HAS THE AUTHORITY TO BIND LESSEE TO THIS OBLIGATION AND THAT, IN THE EVENT, LESSEE'S CHARTER REQUIRES BOARD OR PARTNERSHIP APPROVAL OR RESOLUTION TO ENTER INTO THIS LEASE AGREEMENT, LESSEE HAS RECEIVED SUCH APPROVAL.

   LESSEE:  Winterstone Management, Inc. and
            I Con Industries, Inc as Co-Lessees

   /s/
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 David R. Allen, President of Winterstone Management, Inc.      DATE 11/12/97

   /s/
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 Brooks L. Harman, Jr. Vice President of I-Con Industries, Inc. DATE 11/12/97

 LESSOR:  RICHLUND & Associates, Inc.

  The reverse side of this AGREEMENT contains more terms and conditions which are part of this Lease.
  ============================================================================

   This Guaranty is executed for the benefit of Lessor, and successors and assigns the Lessor to induce Lessor to enter into the above Lease with the above named Lessee.
   WHEREAS, Guarantor has an interest, financial or otherwise, in Lessee, and it is to the benefit of Guarantor that Lessor enter into the Lease with Lessee, and Guarantor has read the proposed Lease in full and finds the terms of said LEASE acceptable, and in recognition that Lessor would be unwilling to enter into the Lease without the Guaranty hereinafter set forth, and in recognition of Lessor's reliance upon the Guaranty in entering into the Lease;
   NOW, THEREFORE, In order to induce Lessor to enter into the Lease, Guarantor, jointly and severally, unconditionally guaranties the faithful and full performance by Lessee of all terms and conditions of the Lease. In the event of default by Lessee, or failure to faithfully perform any of the terms or conditions required of Lessee under the Lease, or in the event of failure of Lessee to make any and all payments of money required of it under the Lease. Guarantor unconditionally promises to pay to Lessor, in lawful money of the United States, all sums at any time due and unpaid under the Lease, plus costs of collection, including reasonable attorney fees with or without trial, and upon appeal and review.
   The obligations of Guarantor hereunder are joint and several and are independent of the obligations of Lessee under the Lease, and a separate action or actions may be brought against Guarantor, whether action is brought against Lessee or whether Lessee be joined in any action or actions, the Liability of Guarantor hereunder being primary. Guarantor hereby waives the benefit of any surelyship defenses affecting its liability hereunder or the enforcement hereof.
   Guarantor authorizes Lessor, without notice or demand, and without affecting Guarantor's liability hereunder, from time to time to renew, extend, accelerate, or otherwise change the payment terms or other terms of the Lease or any part thereof, Lessor may, without notice, assign this Guaranty in whole or part.
   Guarantor hereby waives any right to require Lessor to: (a) proceed against Lessee; (b) proceed against or exhausted any security held by Lessor; or (c) pursue any other remedy in Lessor's power. Guarantor waives any defense arising by reason of any defense of Lessee, or by reason of the cessation, from any cause whatsoever, of the liability of Lessee under the Lease. Guarantor waives any and all demands for performance, notices of nonperformance or default, and notices of cancellation or forfeiture. Lessor may apply all proceeds received from Lessee or others to such part of Lessee's indebtedness, as Lessor may deem appropriate without consulting Guarantor and without prejudice to or in any way limiting or lessening the liability of Guarantor under this Guaranty.
   If Lessee is a corporation, the undersigned warrant and represent that they are stockholders, directors or officers and/or are financially or otherwise interested in Lessee, and, if married, their marital communities are so interested.
   This Guaranty shall not be affected or discharged by the death of the undersigned, but shall bind Guarantor's heirs and personal representatives, and shall inure to benefit of any successors or assigns of Lessor.
   This instrument constitutes the entire agreement between Lessor and Guarantor. No oral or written representation not contained herein shall in any way affect this Guaranty, which shall not be modified except by the parties writing. Waiver by Lessor of any provisions hereof in one instance shall not constitute a waiver as to any other instance.

   IMPORTANT:   THIS AGREEMENT CREATES  SPECIFIC LEGAL OBLIGATIONS.   DO  NOT
   SIGN UNTIL  YOU HAVE  READ IT.   BY SIGNING  YOU COMPLETELY  AGREE TO  ITS
   TERMS.


   IN WITNESS WHEREOF, the undersigned Guarantor(s) has/ have executed this Guaranty this 12th day of November, 1997.

   /s/
   -------------------------------------------
   David R. Allen, Individual        GUARANTOR


   /s/
   -------------------------------------------
              WITNESS


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
   8. COMMENCEMENT AND EXPIRATION. This Lease shall commence upon Lessor's acceptance of it. Lessor shall have not obligation to the Lessee under this Lease if the Equipment, for whatsoever reason, is not delivered to Lessee within 90 days after Lessee signs this Lease. Lessor shall have no obligation to Lessee under this Lease if Lessee fails to execute and deliver to Lessor an Acknowledgment and Acceptance of Equipment by Lessee notice for the equipment within 30 days after the Equipment is delivered to the Lessee. Unless earlier terminated or canceled by Lessor, this Lease shall expire upon the expiration of the number of months (following Lessee's acceptance of the Equipment) set forth in "Term of Lease" above.
   9. SECURITY DEPOSIT. As security for the prompt and full payment of the amounts due under this Lease, and Lessee's complete performance of all of its obligations under this Lease, and any extension or removal hereof, Lessee has deposited with Lessor the security amount set forth in the section shown as "Security Deposit." In the event any default shall be made in the performance of any Lessee's obligations under this Lease, Lessor shall have the right, but shall not be obligated, to apply the security deposit to the curing of such default. Within 15 days after Lessor mails notice to Lessee that Lessor has applied any portion of the security deposit to the curing of any default, Lessee shall restore said security deposit to the full amount set forth above. On the expiration or earlier termination or cancellation of this Lease, or any extension or renewal hereof, provided Lessee has paid all of the rent called for and fully performed all other provisions of this Lease, Lessor will return to the Lessee any then remaining balance of said security deposit, without interest. Said security may be commingled with Lessor's other funds.
   10. LIMITED PREARRANGED AMENDMENTS; SPECIFIC POWER OF ATTORNEY. In the event it is necessary to amend the terms of this Lease to relect a change in one or more of the following conditions.
        (a)   Lessor's actual cost of procuring the Equipment, or
        (b)   Lessor's actual cost of providing the Equipment to Lessee, or
        (c)   A change in rental payments as a result of (1) or (2) above, or
        (d)   Description of the Equipment

   Lessee agrees that any such amendments shall be described in a letter from Lessor to Less, and unless within 15 days after the date of such letter Lessee objects in writing to Lessor, this Lease shall be determined amended and amendments shall be incorporated in this Lease herein as if originally set forth.

   Lessee grants to Lessor a specific power of attorney for Lessor to use as follows, (1)Lessor may sign and file on Lessee's behalf any document Lessor deems necessary to perfect or protect Lessor's interest in the Equipment or pursuant to the Uniform Commercial Code. And (2)Lessor may sign, endorse or negotiate for Lessor's benefit any instrument representing proceeds from any policy of insurance covering the Equipment.

   11. LOCATION. The Equipment shall be kept at the location specified above or, if none is specified, at Lessee's address as set forth above and shall not be removed without Lessor's prior written consent.
   12. USE. Lessee shall use the Equipment in a careful manner, make all necessary repairs at Lessee's expense, shall comply with all laws relating to its possession, use, or maintenance, and shall not make any alterations, additions, or improvements made to the Equipment without Lessor's prior written consent. All additions, repairs or improvements made to the Equipment shall belong to Lessor.
   13. OWNERSHIP; PERONALITY. The Equipment is, and shall remain, the property of Lessor, and Lessee shall have no right, title, or interest in the Equipment except as expressly set forth in this Lease. The Equipment shall remain, the property of Lessor, and Lessee shall have no right, title, or interest in the Equipment except as expressly set forth in this Lease. The Equipment shall remain personal property even though installed in or attached to real property.
   14. SURRENDER. By this Lease, Lessee acquires no ownership rights in the Equipment, and has ho option to purchase same unless specified by a Purchase Option Addendum signed by both Lessor and Lessee. In the event Lessee opts to purchase equipment in accordance with the Purchase Option Addendum, Lessee must give written notice of its intention to do so sixty (60) days prior to Lease maturity. Upon the expiration, or earlier termination or cancellation of this Lease, or in the event of a default under Paragraph 22, hereof, Lessee, at its expense shall return the Equipment in good repair, ordinary wear and tear resulting from proper use thereof alone expected, by delivering it, packed and read for shipment to such place or carrier as Lessor may specify.
   15. LEASE MATURITY. At the expiration or earlier termination of the Lease, Lessee shall return or purchase the Equipment in accordance with Paragraph 14, hereof. If upon such expiration or termination, Lessee does not exercise either option or give notice of Lessee's intent to purchase Equipment, the term of this Agreement shall continue to be extended from month to month at the same monthly rent as scheduled during the original term subject to the right of either Lessor or
      Lessee to terminate the Lease upon sixty (60) days written notice whereupon Lessee shall either exercise its Option to Purchase or return the Equipment as provided for in Paragraph 14. Monthly rentals are not pro-rated. At the time of final termination by purchase or return, Lessee shall pay a termination fee equal to the greater of 1% of the original equipment cost or $75.
   16. LOSS AND DAMAGE. Lessee shall at all times after signing the Lease bear the entire risk of loss, theft, damage or destruction of the Equipment from any cause whatsoever, and no loss, theft, damage or destruction of the Equipment shall relieve Lessee of the obligation to pay rent or to comply with any other obligation under this Lease. In the event of damage to any part of the Equipment, Lessee shall immediately place the same in good repair at Lessee's expense. If Lessor determines that any part of the Equipment is lost, stolen, destroyed, or damaged beyond repair, Lessee shall, at Lessee's option, do one of the following:
        (a) Replace the same with like equipment in good repair, acceptable to Lessor; or
        (b) Pay Lessor in cash the following: (i) all amounts due by Lessee to Lessor under this Lease up to the date of the loss; (ii) the accelerated balance of the total amounts due for the remaining term of this Lease attributable to said item, discounted to present value at a discount rate of 6%, as of the date of loss. Upon Lessor's receipt of payment as set forth above, Lessee shall be entitled to title to the Equipment without warranties. If insurance proceeds are used to fully comply with this subparagraph, the balance of any such proceeds shall go to Lessee to compensate for loss of use of the Equipment for the Equipment for the remaining term of the Lease.
   17. INSURANCE; LIENS; TAXES. Lessee shall provide and maintain insurance against loss, theft, damage or destruction of the Equipment in an amount not less than the full replacement value of the Equipment, with loss payable to Lessor, Lessee also shall provide and maintain comprehensive general all risk liability insurance including but not limited to protect liability coverage, insuring Lessor and Lessee, with a severability of interest endorsement, or its equivalent, against any and all loss or liability for all damages, either to persons or property or otherwise, which might result from or happen in connection with the condition, use, or operation of the Equipment, with such limits and with an insurer satisfactory to Lessor. Each policy shall expressly provide that said insurance as to Lessor and its assigns shall not be invalidated by any act, omission, or neglect of Lessee and cannot be canceled without 30 day' prior written notice to Lessor. As to each policy Lessee shall furnish to Lessor a certificate of insurance from the insurer, which certificate shall evidence the insurance coverage required by this paragraph. Lessor shall have no obligation to ascertain the existence of or provide any insurance coverage required by this paragraph. Lessor shall have no obligation to asertain the existence of or provide any insurance coverage for the Equipment or for Lessee's benefit. If Lessee fails to provide such insurance, Lessor will have the right, but no
      obligation,  to  have  such  insurance  protecting  Lessor  placed   at
      Lessee's expense.  Such placement will  result in on the right, but  no obligation, to have such insurance protecting Lessor placed at Lessee's expense. Such placement will result in an increase in Lessee's periodic payments, such increase attributed to Lesso's costs of obtaining such insurance and any customary changes or fees of Lessor's or its designee associated with such insurance. Lessee shall keep the Equipment free and clear of all levies, liens, and encumbrances. Lessee shall pay all charges and taxes (local, state, and federal) which may now or hereafter be imposed upon the ownership, leasing, or rental, sale, purchase, possession, or use of Equipment, excluding, however, all taxes on or measured by Lessor's net income. If Lessee fails to pay said charges or taxes, Lessor shall have the right, but not be obligated, to pay such charges or taxes. In that event, Lessor shall have the right, but not be obligated, to pay such charges or taxes. In that event, Lessor shall notify Lessee of such payment and Lessee shall repay to Lessor the cost thereof within 15 days after such notice is mailed to Lessee.
   18. INDEMNITIY. Lessee shall indemnify Lessor against any claims, actions, damages, or liabilities, including all attorney fees, arising out of or connected with Equipment, without limitation. Such indemnification shall survive the expiration, cancellation, or termination of this Lease. Lessee waives any immunity Lessee may have under industrial insurance act, with regard to indemnification of Lessor.
   19. ASSIGNMENT BY LESSOR. Any assignee of Lessor shall have all of the rights but none of the obligations of Lessor under this Lease. Lessee shall recognize and hereby consent to any assignment of this Lease by Lessor, and shall not assert against the assignee any defense, counterclaim, or setoff that Lessee may have against Lessor. Subject to the foregoing, this Lease inures to the benefit of and is binding upon the heirs, devisees, personal representatives, survivors, successors in interest, and assigns of the parties hereto.
   20. SERVICE CHARGES; INTEREST. If Lessee shall fail to make any payment required by this Lease within 10 days of the due date thereof, Lessee shall pay to Lessor a service charge of 5% of the amount due; provided, however, that not more than one such service charge shall be made on any actual additional expenses incurred by Lessor in collection efforts, including but not limited to long distance telephone charges and travel expenses. Lessee shall pay to Lessor interest on any delinquent payment or amount due under this Lease from the due date thereof until paid, at the lesser of the maximum rate of interest allowed by law or 18% per annum.
   21. TIME OF ESSENCE. Time is of the essence of this Lease, and this provision shall not be implied to have been waived by the acceptance on occasion of late or defective performance.
   22. DEFAULT.  Lessee shall be in default if:
        (a) Lessee shall  fail to  make any payment  due under  the terms  of this Lease for a period of 10 days from the due date thereof; or
        (b) Lessee shall fail to  observe, keep, or perform any provision  of this Lease,  and such failure  shall continue for  a period of  10 days; or
        (c) Lessee has made any misleading or false statement in connection with application for or performance of this Lease; or
        (d) The Equipment or any part hereof shall be subject to any lien, levy, seizure, assignment, transfer, bulk transfer, encumbrance, attachment, execution, sublease, or sale without prior written consent of Lessor, or if Lessee shall abandon Equipment or permit any other entity or person to use the Equipment without the prior written consent of Lessor; or
        (e) Lessee dies or ceases to exist; or
        (f) Lessee defaults on any other agreement it has with Lessor or
        (g) Any guarantor of this agreement defaults on any obligations to Lessor or any of the above listed events of default occur with respect to any such guarantor files or has filed against it a petition under the bankruptcy laws.
   23. REMEDIES. If Lessee is in default, Lessor, with or without any notice to Lessee, shall have the right to exercise any one or more of the following remedies, concurrently or separately, and without any election of remedies being deemed to have been made:
        (a) Lessor may enter upon Lessee's premises and without any court order or any process of law may repossess and remove the Equipment, or render the Equipment unusable without removal, either with or without notice to Lessee. Lessee hereby waives any trespass or right of action for damages by reason of such entry, removal, or disabling. Any such repossession shall not constitute a termination of this Lease unless Lessor so notifies Lessee in writing;
        (b) Lessor may require Lessee, at its expense, to return the Equipment in good repair, ordinary wear and tear resulting from proper use thereof alone expected, by delivering it, packed and ready for shipment, to such place or carrier as Lessor may specify;
        (c) Lessor may cancel or terminate this Lease and may retain any and all prior payments paid by Lessee;
        (d) Lessor may declare all sums due and to become due under this Lease immediately due and payable, including as to any or all items of Equipment, without notice or demand to Lessee;
        (e) Lessor may re-lease the Equipment, without notice to Lessee, to any third party, upon such terms and conditions as Lessor alone shall determine, or may sell the Equipment, without notice to Lessee, at private or public sale, at which sale Lessor may be the purchaser;
        (f) Lessor may sue for and recover from Lessee the sum of all unpaid rents and other payments due under this Lease, discounted to their present value at a discount rate of 6% as of the date of default, plus Lessor's estimate at the time this Lease was entered into of Lessor's residual interest in the Equipment as of the date of default, less the net proceeds of disposition, if any, of the Equipment;
        (g) To pursue any other remedy available at law, by statue or in equity. No right or remedy herein conferred upon or reserved to Lessor is exclusive of any other right or remedy herein, or by law or by equity provided or permitted, but each shall be cumulative of every other right or remedy given herein or now or hereafter existing by law or equity or by statue or otherwise, and may be enforced concurrently therewith or from time to time. No single or partial exercise by Lessor of any right or remedy hereunder shall preclude any other further exercise of any other right or remedy.

   24  MULTIPLE LESSEES.   Lessor may,  with the consent  of any  one of  the
      Lessees hereunder, modify extend, or change any of the terms hereof without consent or knowledge of the other Lessees. Each Lessee is jointly and severally responsible and liable to Lessor under this Lease.
   25. EXPENSE OF ENFORCEMENT. In the event of any legal action with respect to this Lease, the prevailing party in any such action shall be entitled to reasonable attorney fees, including attorney fees incurred at the trial level, including action in bankruptcy court, on appeal or review, or incurred without action, suits, or proceedings, together with all costs and expenses incurred in pursuit thereof.
   26. SEVERABILITY. This Lease is intended to constitute a valid and enforceable legal instrument, and no provisions of this Lease that may be deemed unenforceable shall in any way invalidate any other provision or provisions hereof, all of which shall remain in full force and effect.
   27. FINANCIAL STATEMENTS. Lessee shall supply Lessor with financial statements upon Lessor's request during the term of the lease.
   28. ENTIRE AGREEMENT; NO ORAL MODIFICATIONS; NO WAIVER. This instrument constitutes the entire agreement between Lessor and Lessee. No provision of this Lease shall be modified or rescinded unless in writing signed by Lessee and Lessor. Waiver by Lessor of any provision hereof in one instance shall not waiver as to any other instance.



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